UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 17, 2017

Cogint, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37893	77-0688094
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2650 North Military Trail, Suite 300, Boca Raton, Florida		33431
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 561-757-4000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 17, 2017, Cogint, Inc. (the “Company”) entered into that certain (i) First Amendment to Common Stock Purchase Warrant and Notice of Exercise with Intracoastal Capital, LLC (“Intracoastal”), regarding 166,667 warrants to purchase common stock of the Company, par value $0.0005 (the “Common Stock”), at an exercise price of $3.75 per share (the “Intracoastal $3.75 Warrant Amendment”); (ii) First Amendment to Common Stock Purchase Warrant and Notice of Exercise with Intracoastal regarding 250,000 warrants to purchase Common Stock at an exercise price of $8.00 per share (the “Intracoastal $8.00 Warrant Amendment”); (iii) First Amendment to Common Stock Purchase Warrant and Notice of Exercise with Intracoastal regarding 320,102 warrants to purchase Common Stock at an exercise price of $10.00 per share (the “Intracoastal $10.00 Warrant Amendment”); and (iv) First Amendment to Common Stock Purchase Warrant and Notice of Exercise with Anson Investments Master Fund LP (“Anson”) regarding 125,000 warrants to purchase Common Stock at an exercise price of $8.00 per share (individually, the “Anson Warrant Amendment,” and collectively with the Intracoastal $3.75 Warrant Amendment, the Intracoastal $8.00 Warrant Amendment, and the Intracoastal $10.00 Warrant Amendment, the “Warrant Amendments”), pursuant to which the Company agreed to reduce the exercise price of all Common Stock warrants described above to $3.00 per share, and Intracoastal and Anson separately agreed to exercise all Common Stock warrants held by them.

The Warrant Amendments also provide that the Company deliver to each of Anson and Intracoastal an additional warrant for Common Stock equal to twenty-five percent (25%) of the number of shares exercised pursuant to the applicable Warrant Amendment(s), at an exercise price of $5.35 per share (each, an “Additional Warrant,” and collectively, the “Additional Warrants”). The Additional Warrant provided to Intracoastal is exercisable into 184,193 shares of Common Stock. The Additional Warrant provided to Anson is exercisable into 31,250 shares of Common Stock. The Additional Warrants are exercisable from the date of issuance and expire on the earlier of the close of business on the two year anniversary of (i) the date the registration statement registering the resale of the underlying shares is declared effective by the Securities and Exchange Commission (the “Commission”), or (ii) the commencement date that such Additional Warrant may be exercised by means of a “cashless exercise” pursuant to Section 1(c) thereof. The Company has agreed to register the resale of the shares of Common Stock underlying the Additional Warrants. The Additional Warrants were issued, and the shares of Common Stock underlying the Additional Warrants shall be issued, pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D thereunder, as transactions by an issuer not involving a public offering.

The description of the Intracoastal $3.75 Warrant Amendment, the Intracoastal $8.00 Warrant Amendment, the Intracoastal $10.00 Warrant Amendment, the Anson Warrant Amendment, and the Additional Warrants does not purport to be complete and is qualified in its entirety by reference to the Intracoastal $3.75 Warrant Amendment, the Intracoastal $8.00 Warrant Amendment, the Intracoastal $10.00 Warrant Amendment, the Anson Warrant Amendment, and the Additional Warrants, forms of which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, and 4.5 to this report and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	First Amendment to Common Stock Purchase Warrant and Notice of Exercise with Intracoastal Capital, LLC - $3.75 Warrants.

4.2	First Amendment to Common Stock Purchase Warrant and Notice of Exercise with Intracoastal Capital, LLC - $8.00 Warrants.

4.3	First Amendment to Common Stock Purchase Warrant and Notice of Exercise with Intracoastal Capital, LLC - $10.00 Warrants.

4.4	First Amendment to Common Stock Purchase Warrant and Notice of Exercise with Anson Investment Master Fund LP - $8.00 Warrants.

4.5	Form of Additional Warrants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogint, Inc.

October 17, 2017	By:	/s/ Derek Dubner
	Name:	Derek Dubner
	Title:	CEO

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